                                                       Michigan Municipal Shares



[Munder Logo]



                                                                      Prospectus

                                                                OCTOBER 27, 1998

                                                                      As Revised
                                                              March 12, 1999

                                                        Short Term Treasury Fund






                                                  Prospectus begins on next page

PROSPECTUS

Munder Short Term Treasury Fund
Michigan Municipal Shares

  The Munder Short Term Treasury Fund (the "Fund") is a mutual fund that seeks to provide an enhanced money market return consistent with the preservation of capital. The Fund is a portfolio of The Munder Funds, Inc. (the "Company"), an open-end investment company.

  Munder Capital Management (the "Advisor") serves as investment advisor of the Fund.

  This Prospectus explains the objective, policies, risks and fees of the Fund. You should read this Prospectus carefully before investing and retain it for future reference. A Statement of Additional Information ("SAI") describing the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. You may obtain the SAI free of charge by calling the Fund at (800) 438-5789. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains the SAI and other information regarding the Fund.

  Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Fund involves investment risks, including the possible loss of the principal amount invested.

SECURITIES  OFFERED BY THIS PROSPECTUS  HAVE NOT BEEN APPROVED OR  DISAPPROVED
 BY  THE   SECURITIES  AND  EXCHANGE  COMMISSION  OR  ANY   STATE  SECURITIES
  COMMISSION NOR  HAS THE  SECURITIES AND EXCHANGE  COMMISSION OR  ANY STATE
   SECURITIES  COMMISSION PASSED  UPON  THE ACCURACY  OR  ADEQUACY  OF THIS
    PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                   Call Toll-Free for Shareholder Services:
                                (800) 438-5789

                The date of this Prospectus is October 27, 1998

                                As Revised

                              March 12, 1999

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Fund Highlights
  What are the key facts regarding the Fund?...............................   3
Financial Information......................................................   4
Fund Information
  Who may want to invest in the Fund?......................................   6
  What are the Fund's investments and investment practices?................   6
  What are the risks of investing in the Fund?.............................   7
Performance
  How is the Fund's performance calculated?................................   7
  Where can I obtain performance data?.....................................   8
Purchases of Shares
  What price do I pay for shares?..........................................   8
  When can I purchase shares?..............................................   8
  How can I purchase shares?...............................................   8
Redemption of Shares
  What price do I receive for redeemed shares?.............................   9
  When can I redeem shares?................................................   9
  How can I redeem shares?.................................................   9
  When will I receive redemption amounts?..................................  10
Structure and Management of the Fund
  How is the Fund structured?..............................................  10
  Who manages and services the Fund?.......................................  10
  What are my rights as a shareholder?.....................................  12
Dividends, Distributions and Taxes
  When will I receive distributions from the Fund?.........................  12
  How will distributions be made?..........................................  12
  Are there tax implications of my investments in the Fund?................  12
Additional Information.....................................................  13

                                FUND HIGHLIGHTS

                  What Are the Key Facts Regarding the Fund?

Q: What is the Fund's goal?

A: The Fund seeks to provide an enhanced money market return consistent with the preservation of capital.

Q: What is the Fund's strategy?

A: The Fund invests only in U.S. Treasury securities and repurchase agreements relating to U.S. Treasury securities.

Q: What are the Fund's risks?

A: The Fund's net asset value, which is determined on every business day, will change daily. The net asset value changes are due to changes in the price of securities owned by the Fund as a result of rises and falls in the bond market in general, in the price of U.S. Treasury securities and in interest rates. You should note that you could lose a portion of the amount you invest in the Fund.

Q: What are the options for investment in the Fund?

A: The Fund offers two classes of shares: Michigan Municipal Shares and Class Y Shares. Class Y Shares are described in a separate prospectus.

Q: How do I buy and sell shares of the Fund?

A: Michigan Municipal Shares of the Fund are available exclusively to governmental entities which are governed by Michigan Public Act 20 for investment purposes and are full members or associate members (full service or limited) of the Michigan Municipal League. You may purchase shares from the Fund's Transfer Agent, First Data Investor Services Group, Inc. (the "Transfer Agent") by mailing an Account Application Form with a check to the Transfer Agent.

  Shares may be redeemed (sold back to the Fund) through the Transfer Agent by mail or by telephone.

Q: When and how are distributions made?

A: Dividend distributions are made from the dividends and interest earned on investments after expenses. The Fund pays dividends monthly and distributes capital gains, if any, at least annually. Unless you elect to receive distributions in cash, all dividends and capital gains distributions of the Fund will be automatically used to purchase additional shares of the Fund.

Q: Who manages the Fund's assets?

A: Munder Capital Management is the Fund's investment advisor. The Advisor is responsible for all purchases and sales of the securities held by the Fund.

                             FINANCIAL INFORMATION

                     SHAREHOLDER TRANSACTION EXPENSES (1)

  The purpose of this table is to assist you in understanding the expenses a shareholder in the Fund will bear directly.

Maximum Sales Charge on Purchase (as a % of Offering Price)................ None
Sales Charge Imposed on Reinvested Dividends............................... None
Maximum Deferred Sales Charge.............................................. None
Redemption Fees (2)........................................................ None
Exchange Fees.............................................................. None

--------
Notes:
(1) Does not include fees which institutions may charge for services they provide to you.
(2) The Fund's transfer agent may charge a fee of $7.50 for wire redemptions under $5,000.

                            FUND OPERATING EXPENSES

  The purpose of this table is to assist you in understanding the expenses charged directly to the Fund, which investors in the Fund will bear indirectly for the current fiscal year. Such expenses include payments to Directors, auditors, legal counsel and service providers (such as the Advisor) and registration fees. The expenses shown below are based on expenses for the Funds' past fiscal year except that (i) the expenses have been restated to reflect anticipated voluntary expense reimbursements for the current fiscal year and (ii) the expenses have been restated to reflect the termination of shareholder servicing fees effective as of the date of this Prospectus. The Advisor may discontinue such voluntary expense reimbursements at any time in its sole discretion.

Annual Fund
Operating Expenses
(as a % of average net assets)
------------------------------
Advisory Fees............................................................  .25%
Shareholder Servicing Fees............................................... None
Other Expenses...........................................................  .27%+
                                                                          ----
Total Fund Operating Expenses............................................  .52%
                                                                          ====

--------
+ The Advisor expects to voluntarily reimburse the Fund for certain operating expenses. In the absence of expense reimbursements, the total fund operating expenses would be 0.63%.

                                    Example

  This example shows the amount of expenses you would pay (directly or indirectly) on a $1,000 investment in the Fund assuming (1) a 5% annual return and (2) redemption at the end of the following time periods. This example is not a representation of past or future performance or operating expenses; actual performance or operating expenses may be larger or smaller than those shown.

       1                      3                                   5                                  10
      Year                  Years                               Years                               Years
      ----                  -----                               -----                               -----
      $5                     $17                                 $29                                 $65

                             FINANCIAL HIGHLIGHTS

  The following financial highlights for the fiscal period ended June 30, 1998 have been audited by Ernst & Young LLP, independent auditors. This information is part of the Fund's audited financial statements which are included in the Fund's Annual Report, which is incorporated by reference into the SAI. This information should be read in conjunction with the financial statements and notes thereto. You may obtain the Annual Report without charge by calling
(800) 438-5789.

                                                             Short Term
                                                          Treasury Fund(a)
                                                        ---------------------
                                                                     Period
                                                        Year Ended   Ended
                                                        6/30/98(d) 6/30/97(d)
                                                        ---------- ----------
Net asset value, beginning of period...................   $10.01     $ 9.96
                                                          ------     ------
Income from investment operations:
 Net investment income.................................     0.50       0.12
 Net realized and unrealized gain on investments.......     0.03       0.06
                                                          ------     ------
 Total from investment operations......................     0.53       0.18
                                                          ------     ------
Less distributions:
 Dividends from net investment income..................    (0.50)     (0.13)
                                                          ------     ------
 Total distributions...................................    (0.50)     (0.13)
                                                          ------     ------
Net asset value, end of period.........................   $10.04     $10.01
                                                          ======     ======
 Total return(b).......................................     5.47%      1.78%
                                                          ======     ======
Ratio to average net assets/supplemental data:
 Net assets, end of period (in 000's)..................   $  648     $1,426
 Ratio of operating expenses to average net assets.....     0.77%      0.77%(c)
 Ratio of net investment income to average net assets..     4.99%      5.01%(c)
 Portfolio turnover rate...............................      104%        40%
 Ratio of operating expenses to average net assets
  without expenses reimbursed..........................     0.89%      0.80%(c)

--------
(a) The Michigan Municipal Shares (formerly called the Class K Shares) of the Munder Short Term Treasury Fund commenced operations on April 2, 1997.
(b) Total return represents aggregate total return for the period indicated.
(c) Annualized.
(d) Per share numbers have been calculated using the average shares method.

                               FUND INFORMATION

  This Prospectus offers Michigan Municipal Shares of the Fund. This section summarizes the Fund's principal investments. The sections entitled "What are the Fund's Investments and Investment Practices?" and "What are the Risks of Investing in the Fund?" and the SAI give more information about the Fund's investment techniques and risks.

  GOAL AND PRINCIPAL INVESTMENTS. The Fund's goal is to provide investors with an enhanced money market return consistent with capital preservation. Under normal conditions, the Fund invests all of its assets in U.S. Treasury securities and repurchase agreements fully collateralized by U.S. Treasury securities. The Fund's dollar-weighted average portfolio maturity usually will not exceed two years.

  The Fund seeks to generate a total return which exceeds money market instruments while minimizing the fluctuation of its net asset value. The Fund, however, is not a money market fund and its net asset value may fluctuate.

  PORTFOLIO MANAGEMENT. Sharon E. Fayolle, Vice President and Director of Money Market Trading for the Advisor, has managed the Fund since commencement of operations. Prior to joining the Advisor in 1996, she was a European Portfolio Manager for Ford Motor Company.

                      Who May Want to Invest in the Fund?

  The Fund is designed for investors who desire a high level of income and liquidity.

           What are the Fund's Investments and Investment Practices?

  The Fund may enter into Repurchase Agreements. Under a repurchase agreement, the Fund purchases securities from a seller and the seller agrees to repurchase the securities at a later time, typically within seven days, at a set price. The seller agrees to set aside collateral at least equal to the repurchase price. This ensures that the Fund will receive the purchase price at the time it is due, unless the seller defaults or declares bankruptcy, in which event the Fund will bear the risk of possible loss due to adverse market action or delays in liquidating the underlying obligation.

  The Fund may purchase U.S. Treasury Securities, which are direct obligations of the U.S. Treasury and are guaranteed by the full faith and credit of the U.S. government. Such securities include U.S. Treasury bills, which have initial maturities of one year or less, U.S. Treasury notes, which have initial maturities of one to ten years, U.S. Treasury bonds, which generally have initial maturities of greater than ten years.

  The Fund may purchase Zero Coupon Treasury Securities, which are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such securities. These securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. The Fund will only purchase zero coupon Treasury securities which have been stripped by the Federal Reserve Bank.

  The Fund may purchase securities on a "when-issued" basis and may purchase securities on a "forward commitment" basis. Although the price to be paid by the Fund is set at the time of the agreement, the Fund usually does not pay for the securities until they are received. The value of securities may change between the time the price is set and payment. When the Fund purchases securities for future delivery, the Fund's custodian will set aside cash or liquid securities to "cover" the Fund's position. The Fund does not intend to purchase securities for future delivery for speculative purposes.

  The Fund may Lend Securities to broker-dealers and other financially sound institutional investors who will pay the Fund for the use of the securities, thus potentially increasing the Fund's returns. The borrower must set aside cash or liquid securities equal to the value of the securities borrowed at all times during the terms of the loan. Loans may not exceed 33 1/3% of the value of the Fund's total assets. Risks involved in such transactions include possible delay in recovering the loaned securities and possible loss of the securities or the collateral if the borrower fails financially.

  The Fund may Borrow Money in an amount up to 5% of its assets for temporary purposes and in an amount up to 33 1/3% of its assets to meet redemptions. This is a "fundamental" policy which can be changed only by shareholders.

  The Fund is classified as a "diversified fund" which means with respect to 75% of its assets, the Fund cannot invest more than 5% of its assets in one issuer (other than the U.S. Government and its agencies and instrumentalities). In addition, the Fund cannot invest more than 25% of its assets in a single issuer.

                 What are the Risks of Investing in the Fund?

  Consistent with a long-term investment approach, investors in the Fund should be prepared and able to maintain their investments during periods of adverse market conditions. By itself, no Fund is a balanced investment program and there is no guarantee that any Fund will achieve its investment objective since there is uncertainty in every investment.

  The value of the Fund's shares, like the value of most securities will rise and fall in response to changes in economic conditions, interest rates and the market's perception of the underlying securities held by the Fund. Investing in the Fund may be less risky than investing in individual U.S. Treasury Securities due to the diversification of investing in a portfolio containing many different U.S. Treasury Securities; however, such diversity does not eliminate all risks. The Fund invests mostly in U.S. Treasury Securities, whose values typically rise when interest rates fall and fall when interest rates rise. U.S. Treasury Securities with shorter maturities (time period until repayment) tend to be less affected by interest rate changes, but generally offer lower yields than securities with longer maturities. Current yield levels should not be considered representative of yields for any future time. Securities with variable interest rates may exhibit greater price variations than ordinary securities. Zero coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

  The risks of various investment techniques the Fund uses are described in more detail in the SAI.

                                  PERFORMANCE

                   How is the Fund's Performance Calculated?

  There are various ways in which the Fund may calculate and report its performance. Performance is calculated separately for each class of shares.

  One method is to show the Fund's total return. Cumulative total return is the percentage change in the value of an amount invested in a class of shares of the Fund over a stated period of time and takes into account reinvested dividends. Cumulative total return most closely reflects the actual performance of the Fund.

  Average annual total return refers to the average annual compounded rates of return over a specified period on an investment in shares of the Fund determined by comparing the initial amount invested to the ending redeemable value of the amount, taking into account reinvested dividends.

  The Fund may also publish its current yield. Yield is the net investment income generated by a share of the Fund during a 30-day period divided by the maximum offering price per share on the 30th day.

  You should be aware that (i) past performance does not indicate how the Fund will perform in the future; and (ii) the Fund's return and net asset value will fluctuate, so you cannot use the Fund's performance data to compare it to investments in certificates of deposit, savings accounts or other investments that provide a fixed or guaranteed yield.

  The Fund may compare its performance to that of other mutual funds, such as the performance of similar funds reported by Lipper Analytical Services, Inc. or information reported in national financial publications (such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times) or in local or regional publications. The Fund may also compare its total return to broad-based indices. These indices show the value of selected portfolios of securities (assuming reinvestment of interest and dividends) which are not managed by a portfolio manager. The Fund may report how they are performing in comparison to the Consumer Price Index, an indication of inflation reported by the U.S. Government.

                     Where Can I Obtain Performance Data?

  The Wall Street Journal and certain local newspapers report information on the performance of mutual funds. In addition, performance information is contained in the Fund's annual report dated June 30 of each year and semi-annual report dated December 31 of each year, which will automatically be mailed to shareholders. To obtain copies of financial reports or performance information, call (800) 438-5789.

                              PURCHASES OF SHARES

  Michigan Municipal Shares of the Fund are available exclusively to governmental entities which are governed by Michigan Public Act 20 for investment purposes and are full members or associate members (full service or limited) of the Michigan Municipal League. The Fund also issues Class Y Shares. Call (800) 438-5789 to obtain more information concerning the Fund's Class Y Shares.

                        What Price Do I Pay For Shares?

  The purchase price for Michigan Municipal Shares is the net asset value ("NAV") next determined after we receive your order in proper form. Except in certain limited circumstances, the Fund determines its NAV on each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day") at the close of such trading on the NYSE (normally 4:00 p.m. Eastern time). The Fund calculates NAV separately for each class of shares. NAV is calculated by totaling the value of all of the assets of the Fund allocated to a particular class of shares, subtracting the Fund's liabilities and expenses charged to that class and dividing the result by the number of shares of the class outstanding.

                          When Can I Purchase Shares?

  Shares of the Fund are sold on a continuous basis and can be purchased on any Business Day.

                          How Can I Purchase Shares?

  You can purchase shares in a number of different ways. You may place purchase orders directly through the Transfer Agent or by calling (800) 438-5789. Prior to your purchase of Michigan Municipal Shares, a copy of your investment guidelines or policies must be reviewed by the Advisor to confirm that the Fund is a permissible investment under the guidelines or policies. Please contact the Fund at (800) 438-5789 to arrange for this review. Any change or modification to your investment guidelines or policies must be reviewed by the Advisor to confirm that the Fund remains a permissible investment.

  . By Mail. You may open an account by completing, signing and mailing the attached Account Application Form and a check or other negotiable bank draft (payable to The Munder Funds) to: The Munder Funds, c/o First Data Investor Services Group, P.O. Box 60428, King of Prussia, Pennsylvania 19406-0428. For additional investments send a letter stating the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above.

  . By Wire. To open a new account, you should call the Fund at (800) 438-
    5789 to obtain an account number and complete wire instructions prior to wiring any funds. Within seven days of purchase, you must send a completed Account Application Form containing your certified taxpayer identification number to the Transfer Agent at the address provided above. Wire instructions must state the name of the Fund, share class, your registered name and your account number. Your bank wire should be sent through the Federal Reserve Bank Wire System to:

                     Boston Safe Deposit and Trust Company
                           Boston, MA
                           ABA # 011001234
                           DDA # 16-798-3
                           Account No.:

   You may make additional investments at any time using the wire procedures described above. Note that banks may charge fees for transmitting wires.

  The Transfer Agent will send confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker or other investment professional, account activity will be detailed in their statements to you. We do not issue share certificates. We reserve the right to (i) reject any purchase order if, in our opinion, it is in the Fund's best interest to do so, (ii) if we have not received and reviewed your investment policies or guidelines of if the Fund is not a permissible investment under such guidelines or policies and (iii) suspend the offering of Michigan Municipal Shares for any period of time.

  See the SAI for further information regarding purchases of the Fund's shares.

                             REDEMPTIONS OF SHARES

                 What Price Do I Receive for Redeemed Shares?

  The redemption price is the NAV next determined after we receive the redemption request in proper form.

                           When Can I Redeem Shares?

  You can redeem shares on any Business Day, provided all required documents have been received by the Transfer Agent. The Fund may temporarily stop redeeming shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets or if the SEC orders the Fund to suspend redemptions.

                           How Can I Redeem Shares?

  You may redeem shares of the Fund in several ways:

  . By Mail. You may mail your redemption request to: The Munder Funds, c/o
    First Data Investor Services Group, P.O. Box 60428, King of Prussia, Pennsylvania 19406-0428. The redemption request should state the name of the Fund, share class, account number, amount of redemption, account name and where to send the proceeds. All account owners must sign.

     A signature guarantee is required for the following redemption requests: (a) redemption proceeds greater than $50,000; (b) redemption proceeds not being made payable to the owner of the account; (c) redemption proceeds not being mailed to the address of record on the account or (d) if the redemption proceeds are being transferred to another Munder Funds account with a different registration. You can obtain a signature guarantee from a financial institution such as a commercial bank, trust company, savings association or from a securities firm having membership on a recognized securities exchange.

  . By Telephone. You can redeem your shares by calling your broker or the Fund at (800) 438-5789. There is no minimum requirement for telephone redemptions paid by check. The Transfer Agent may deduct a wire fee (currently $7.50) for wire redemptions under $5,000.

     If you are redeeming at least $1,000 of shares and you have authorized expedited redemption on your Account Application Form, simply call the Fund prior to 4:00 p.m. (Eastern time), and request the funds be mailed to the commercial bank or registered broker-dealer you designated on your Account Application Form. We will send your redemption amount to you on the next Business Day. We reserve the right at any time to change or impose fees for this expedited redemption procedure.

     We record all telephone calls for your protection and take measures to identify the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither the Company, Funds Distributor, Inc. (the "Distributor") nor the Transfer Agent will be responsible for any losses. If these procedures are not followed, the Transfer Agent may be liable to you for losses resulting from unauthorized instructions.

     During periods of unusual economic or market activity, you may experience difficulties or delays in effecting telephone redemptions. In such cases you should consider placing your redemption request by mail.

  . Involuntary Redemption. We may redeem your account if its value falls below $250 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing and allowed 60 days to increase the value of your account to the minimum investment level.

                    When Will I Receive Redemption Amounts?

  If we receive a redemption order for the Fund before 4:00 p.m. (Eastern time) on a Business Day, we will normally wire payment to the redeeming institution on the next Business Day. We may delay wiring redemption proceeds for up to seven days if we feel an earlier payment would have a negative impact on the Fund.

                     STRUCTURE AND MANAGEMENT OF THE FUND

                          How is the Fund Structured?

  The Company is an open-end management investment company, which is a mutual fund that sells and redeems shares every day that it is open for business. It is managed under the direction of its governing Board of Directors, which is responsible for the overall management of the Company and supervises the Fund's service providers. The Company is a Maryland corporation.

                      Who Manages and Services the Fund?

  Investment Advisor. The Fund's investment advisor is Munder Capital Management, a Delaware general partnership with its principal offices at 480 Pierce Street, Birmingham, Michigan 48009. The principal partners of the Advisor are MCM, Munder Group LLC, WAM Holdings, Inc. ("WAM") and WAM Holdings II, Inc. ("WAM II"). MCM was founded in April, 1985 as a Delaware corporation and was a registered investment advisor. WAM and WAM II are Delaware corporations and are indirect, wholly-owned subsidiaries of Comerica Incorporated, a Michigan banking corporation, which owns or controls approximately 88% of the partnership interests in the Advisor. As of June 30, 1998, the Advisor and its affiliates had approximately $48.2 billion in assets under management, of which $25.4 billion were invested in equity securities, $8.1 billion were invested in money market or other short-term instruments, $9.2 billion were invested in other fixed income securities, and $5.5 billion in non-discretionary assets.

  The Advisor provides overall investment management and research and credit analysis for the Fund and is responsible for all purchases and sales of portfolio securities for the Fund.

  The Advisor is entitled to receive a fee at an annual rate equal to 0.25% of the average daily net assets of the Fund.

  The Advisor may, from time to time, make payments to banks, broker-dealers or other financial institutions for certain services to the Fund and/or their shareholders, including sub-administration, sub-transfer agency and shareholder servicing. The Advisor may make such payments out of its own resources and there are no additional costs to the Fund or its shareholders.

  The Advisor selects broker-dealers to execute portfolio transactions for the Fund based on best price and execution terms. The Advisor may consider as a factor the number of shares sold by the broker-dealer.

  Transfer Agent. First Data Investor Services Group, Inc. is the Fund's transfer agent. The Transfer Agent is a wholly-owned subsidiary of First Data Corporation and is located at 4400 Computer Drive, Westborough, Massachusetts, 01581-5120.

  Administrator. State Street Bank and Trust Company ("State Street" or the "Administrator") is the Fund's administrator. The Administrator is located at 225 Franklin Street, Boston, Massachusetts 02110. The Administrator generally assists the Company in all aspects of its administration and operations including overseeing the maintenance of financial records and fund accounting. As compensation for its services, State Street is entitled to receive fees, based on the aggregate daily net assets of the Fund and certain other investment portfolios that are advised by the Advisor for which it provides services, computed daily and payable monthly at the annual rate of 0.113% on the first $2.8 billion of net assets, plus 0.103% on the next $2.2 billion of net assets, plus 0.101% on the next $2.5 billion of net assets, plus 0.095% on the next $2.5 billion of net assets, plus 0.080% on the next $2.5 billion of net assets, plus 0.070% on all net assets in excess of $12.5 billion (with a $75,000 minimum fee per annum in the aggregate for all portfolios with respect to the Administrator).

  State Street has entered into a Sub-Administration Agreement with the Distributor under which the Distributor provides certain administrative services with respect to the Fund. State Street pays the Distributor a fee for these services out of its own resources at no cost to the Fund.

  Custodian and Sub-Custodian. Comerica Bank (the "Comerica" or the "Custodian") whose principal business address is One Detroit Center, 500 Woodward Avenue, Detroit, Michigan 48226, is the Fund's custodian. No compensation is paid to the Custodian for its custodial services. Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Fund beneficially owned by Comerica and its customers for certain shareholder services provided by Comerica to the Fund. State Street serves as the Fund's sub-custodian.

  Distributor. Funds Distributor, Inc. is the distributor of the Fund's shares and is located at 60 State Street, Boston, Massachusetts 02109. It markets and sells the Fund's shares.

  The Distributor has entered into a licensing agreement with the Michigan Municipal League to permit the Fund to use the Michigan Municipal League's name with respect to the Michigan Municipal Shares. In exchange for the ability to use the name of the Michigan Municipal League, the Distributor pays the Michigan Municipal League a fee based on the net assets of the Michigan Municipal Shares.

  For an additional description of the services performed by the Administrator, the Transfer Agent, the Custodian, the Sub-Custodian and the Distributor, see the SAI.

  Year 2000. The Fund's operations depend on the seamless functioning of computer systems in the financial service industry, including those of its service providers. Many computer software systems in use today cannot properly process date-related information after December 31, 1999 because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of securities trades, pricing and account servicing for the Fund. The Fund has been informed that their major service providers have made compliance with the Year 2000 Issue a high priority and are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to their computer systems. There can be, however, no assurance that these steps will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

                     What are My Rights as a Shareholder?

  All shareholders have equal voting, liquidation and other rights. You are entitled to one vote for each share you hold and a fractional vote for each fraction of a share you hold. You will be asked to vote on matters affecting the Company as a whole and affecting the Fund. You will not vote by class unless expressly required by law or when the Directors determine that the matter to be voted on affects only the interests of the holders of a particular class of shares. The Company will not hold annual shareholder meetings, but special meetings may be held at the written request of shareholders owning more than 10% of outstanding shares for the purpose of removing a Director. The SAI contains more information regarding voting rights.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

               When Will I Receive Distributions from the Fund?

  As a shareholder, you are entitled to your share of net income and capital gains, if any, on the Fund's investments. The Fund passes its earnings along to its investors in the form of dividends. Dividend distributions are the dividends or interest earned on investments after expenses. The Fund pays dividends monthly. The Fund's net realized capital gains (including net short-term capital gains), if any, are distributed at least annually.

  It is possible that the Fund may make a distribution in excess of the Fund's current and accumulated earnings and profits. You will treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. To the extent that the amount of any such distribution exceeds your basis in your shares, you will treat the excess as gain from a sale or exchange of the shares.

                        How Will Distributions Be Made?

  The Fund will pay dividend and capital gains distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application Form or notify the Fund at (800) 438-5789.

           Are There Tax Implications of My Investments in the Fund?

  This section contains a brief summary of the tax implications of ownership in the Funds' shares. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers, and about tax aspects of dispositions of shares of the Fund, is contained in the SAI. You should consult your tax advisor regarding the impact of owning the Funds' shares on your own personal tax situation including the applicability of any state and local taxes.

  In general, as long as the Fund meets the requirements to qualify as a regulated investment company ("RIC") under Federal tax laws, it will not be subject to Federal income tax on its income and capital gains that it distributes in a timely manner to its shareholders. The Fund intends to qualify annually as a RIC. Even if it qualifies as a RIC, the Fund may still be liable for any excise tax on income that is not distributed in accordance with a calendar year requirement; the Fund intends to avoid the excise tax by making timely distributions.

  Generally, you will owe tax on the amounts distributed to you, regardless of whether you receive these amounts in cash or reinvest them in additional Fund shares. Shareholders not subject to tax on their income generally will not be required to pay any tax on amounts distributed to them. Federal income tax on distributions to an IRA or to a qualified retirement plan will generally be deferred.

  Capital gains derived from sales of portfolio securities held by the Fund will generally be designated as long-term or short-term. Distributions from the Fund's long-term capital gains are generally taxed at the long-term capital gains rates, regardless of how long you have owned shares in the Fund. Dividends derived from other sources are generally taxed as ordinary income.

  Dividends and capital gain distributions are generally taxable when you receive them; however, if a distribution is declared in October, November or December, but not paid until January of the following year, it will be considered to be paid on December 31 in the year in which it was declared. Shortly after the end of each year, you will receive from the Fund a statement of the amount and nature of the distributions made to you during the year.

  If you redeem, transfer or exchange Fund shares, you may have taxable gain or a loss. If you hold Fund shares for six months or less, and during that time you receive a capital gain dividend, any loss you realize on the sale of these Fund shares will be treated as a long-term loss to the extent of the earlier distribution.

                            ADDITIONAL INFORMATION

  Shareholder Communications. You will receive unaudited Semi-Annual Reports and audited Annual Reports on a regular basis from the Fund. In addition, you will also receive updated Prospectuses or Supplements to this Prospectus. In order to eliminate duplicate mailings, the Fund will only send one copy of the above communications to (1) accounts with the same primary record owner, (2) joint tenant accounts, (3) tenant in common accounts and (4) accounts which have the same address.

  Michigan Municipal League. The Michigan Municipal League is a non-profit Michigan corporation whose purpose is the improvement of municipal government and administration through cooperative effort. Its principal offices are located in Ann Arbor, Michigan, at 1675 Green Road. Its mailing address is P.O. Box 1487, Ann Arbor, Michigan 48106-1487. The Michigan Municipal League does not sponsor or provide services to the Fund.

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